Net Income Per Common Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
NET INCOME PER COMMON SHARE
NET INCOME PER COMMON SHARE

	2016	2015	2014
Basic
Average common shares outstanding	91,838,603	92,197,207	96,190,101
Net income	$1,132,703	$1,053,849	$865,887
Net income per common share	$12.33	$11.43	$9.00

Diluted
Average common shares outstanding	91,838,603	92,197,207	96,190,101
Stock options and other contingently issuable shares (1)	2,089,921	1,826,885	1,885,334
Non-vested restricted stock grants	559,562	519,451	665,086
Average common shares outstanding assuming dilution	94,488,086	94,543,543	98,740,521

Net income	$1,132,703	$1,053,849	$865,887
Net income per common share	$11.99	$11.15	$8.77

(1)	Stock options and other contingently issuable shares excludes 62,935, 34,463 and 608,477 shares at December 31, 2016, 2015 and 2014, respectively, due to their anti-dilutive effect.

Prior to 2016, the Company used the two-class method of calculating basic and diluted earnings per share as time-based restricted shares were considered a separate class of participating securities since they received non-forfeitable dividends. The time-based restricted shares represented less than 1% of outstanding shares, and therefore, the difference between basic and diluted earnings per share under the two-class method and treasury stock method was not significant. Starting in 2016, there will be no additional grants of time-based restricted shares. Accordingly, 2016 basic and diluted earnings per share are calculated using the treasury stock method, and the 2015 and 2014 calculations are presented under the treasury stock method for comparability. See Notes 2 and 14 for the impact of acquisition-related expenses and the adoption of ASU 2016-09, respectively, on 2016 basic and diluted net income per common share.